SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

PATCH INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1
 (Address of principal executive offices)(Zip Code)

(403) 441-4390
Registrant’s telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The registrant is furnishing its Form 51-101F1 - Statement of Reserves Data and Other Oil and Gas Information, which was filed on SEDAR (The System for Electronic Document and Retrieval), the system used for electronically filing most securities related information with the Canadian securities regulatory authorities.

The information contained in this report, including Exhibit 99.1, is “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless this report is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Cautionary Statements

The Securities and Exchange Commission (“SEC”) only permits oil and gas companies to disclose, in their reports filed with the SEC, proved reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  The Form 51-101F1 uses certain terms, such as “contingent resources,” that the SEC’s guidelines strictly prohibit from including in the registrant’s filings with the SEC.  SEC regulations define reserves associated with oil sands as mining-related and not a part of conventional crude oil and natural gas reserves.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of not being actually realized by the registrant.  Investors are urged to consider closely the disclosure in the registrant’s Annual Report on Form 10-KSB for fiscal year ended May 31, 2007 and Quarterly Report on Form 10-QSB for the quarter ended August 31, 2007 as filed with the SEC.

Any information provided in this filing is qualified in its entirety by the registrant’s filings with the SEC and any subsequent filing updates, changes or adjustments.  Information is current as of the date presented, but as events change, the information herein may become out of date.

Item 8.01	Other Events

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.2 to this Form 8-K.

Item 9.01                                Financial Statements and Exhibits

Regulation S-B Number	Document

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information as of May 31, 2007

99.2	Press Release dated November 20, 2007

99.3	Alberta Securities Commission Order dated November 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
November 20, 2007	By: /s/ Thomas K. Rouse Thomas K. Rouse Chief Financial Officer

EXHIBIT INDEX

Regulation S-B Number	Document

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information as of May 31, 2007

99.2	Press Release dated November 20, 2007

99.3	Alberta Securities Commission Order dated November 6, 2007